UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2012 (May 14, 2012)

Ampal-American Israel Corporation
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	0-538 (Commission File Number)	13-0435685 (IRS Employer Identification No.)
555 Madison Avenue New York, NY, USA (Address of principal executive offices)	10022 (Zip Code)
(866) 447-8636 (Registrant’s telephone number, including area code)\

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On May 14, 2012, Ampal-American Israel Corporation (the “Company”) issued a press release announcing its results of operations for the first quarter of 2012 (the “Press Release”).  In addition, on May 14, 2012, the Company made available on its website (www.ampal.com) a presentation showing the results of operations and financial condition of the Company and some of its subsidiaries and investee companies (the “Presentation”).  The full text of the Press Release and the Presentation issued by the Company are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

Non-GAAP Financial Measures

In the Press Release and the Presentation, the Company disclosed adjusted EBITDA as a financial measure for certain of its subsidiary companies. Adjusted EBITDA is a non-GAAP financial measure, as defined in Regulation G promulgated by the Securities and Exchange Commission.  Reconciliations of the applicable adjusted EBITDA measures are included within the text of both the Press Release and the Presentation.

The Company defines adjusted EBITDA as earnings before interest, income tax provision, depreciation and amortization, adjusted for non-recurring expenses.  Management believes adjusted EBITDA for certain of its subsidiaries to be a meaningful indicator of their performance that provides useful information to investors regarding their financial condition and results of operations.  Presentation of adjusted EBITDA is a non-GAAP financial measure commonly used by management to measure operating performance. While management considers adjusted EBITDA to be an important measure of comparative operating performance, it should be considered in addition to, but not as a substitute for, net income and other measures of financial performance reported in accordance with Generally Accepted Accounting Principles. Adjusted EBITDA does not reflect cash available to fund cash requirements. Not all companies calculate adjusted EBITDA in the same manner, and the measure as presented may not be comparable to similarly-titled measures presented by other companies.

The Press Release also contained the following other non-GAAP financial measures: the translation loss resulting from the depreciation of the U.S. Dollar against the New Israeli Shekel and the increase of the Israeli Consumer Price Index and the accounting loss from the Price Purchase Allocation and intangible asset amortizations.  A reconciliation of these measures to the translation and interest expense and depreciation and amortization expense was provided in the Press Release.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.  Regulation FD Disclosure.

The information contained in Item 2.02 in this Current Report on Form 8-K is hereby incorporated by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits:

EXHIBIT	DESCRIPTION
99.1	Press release of Ampal-American Israel Corporation, dated May 14, 2012.
99.2	Website Presentation of Ampal-American Israel Corporation, dated May 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPAL-AMERICAN ISRAEL CORPORATION

Date: May 16, 2012	By:	/s/ Yoram Firon
Name: Yoram Firon
Title: Vice President - Investments and Corporate Affairs and Secretary

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
99.1	Press release of Ampal-American Israel Corporation, dated May 14, 2012.
99.2	Website Presentation of Ampal-American Israel Corporation, dated May 14, 2012.